

3rd Quarter 2020 Earnings Results

November 2020

alaska COMMUNICATIONS

Participants

Bill Bishop: President and Chief Executive Officer

Laurie Butcher: Chief Financial Officer

Leonard Steinberg: SVP, General Counsel

Dave Karp, Chairman of the Board

Tiffany Smith: Manager, Investor and Board Relations

Safe Harbor Statement

Forward-Looking Statements

We have included in this presentation certain "forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's beliefs as well as on a number of assumptions concerning future events made using information currently available to management. Such statements include all statements regarding our review of our current long-term business plan against a broad range of alternatives that have the potential to enhance shareholder value, the timing of such review, the possible outcomes of such review, our exploration of strategic options to address scale and geographic diversification, our current and projected financial and operating performance and all guidance related thereto, and any plans and initiatives to enhance shareholder value. You are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of risks, uncertainties and other factors, many of which are outside Alaska Communications' control.

For further information regarding risks and uncertainties associated with Alaska Communications' business, please refer to the Alaska Communications' SEC filings, including, but not limited to, our annual report on Form 10-K and amendments filed thereto, quarterly reports on Form 10-Q filed subsequently, and other filings with the SEC, included under headings such as "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Non-GAAP Measures

In an effort to provide investors with additional information regarding our financial results, in particular with regards to our liquidity and capital resources, we have disclosed certain non-GAAP financial information such as Adjusted EBITDA, Adjusted Free Cash Flow and Net Debt, which management utilizes to assess performance and believes provides useful information to investors. The definition and computation of these non-GAAP measures are on Schedules 4, 6, and 9 of our earnings press release. Adjusted EBITDA, and Adjusted Free Cash Flow are non-GAAP measures and should not be considered a substitute for Net Income, Net Cash Provided (Used) By Operating Activities and other measures of financial performance recorded in accordance with GAAP. Reconciliations of our non-GAAP measures to our nearest GAAP measures can be found at the end of this presentation. Other companies may not calculate non-GAAP measures in the same manner as Alaska Communications. We do not provide guidance for Net Income and Net Cash Provided (Used) By Operating Activities.

Important Information

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposed acquisition of the Company by Macquarie Capital and GCM Grosvenor, whereby the Company will become a wholly owned subsidiary of an affiliate of Macquarie Capital and GCM Grosvenor (the "proposed merger"), pursuant to the Merger Agreement. The proposed merger will be submitted to the Company's stockholders for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file relevant materials with the United States Securities and Exchange Commission (SEC), including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the Company's stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC's website at www.sec.gov, or from Alaska Communications at alsk.com or by directing a request to the Company's Investor Relations Department at investors@acsalaska.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be "participants" in the solicitation of proxies from the Company's stockholders in connection with the proposed merger. Information about the Company's directors and executive officers and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company's proxy statement on Schedule 14A for its 2020 annual meeting of stockholders filed with the SEC on April 29, 2020. To the extent holdings of the Company's securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and may be included in relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Proposed Merger Details

- Signed agreement with Macquarie Capital and GCM Grosvenor
  - Consideration of $3.00 in cash per outstanding share
  - Premium of 50.8% over a 30-day vol. weighted avg. price as of 11/2/2020
  - Subject to shareholder and regulatory approval
  - Expected to close in the second half of 2021

- Macquarie Capital
  - Deep telecommunications expertise
  - Strong track record of investing in capital intensive businesses

- GCM's Labor Impact Fund
  - Invests to support represented workers

Continued Focus on Fiber Growth

Infrastructure Technology

- Statewide network coverage
- 157K fiber miles
- CBRS Spectrum across the state
- 15 cable landing stations owned or managed
- Upgraded subsea fiber with optical transport network
- Microwave and satellite networks
- Managed IT Services
- Modernized billing systems
- First to market technology and services

Business & Wholesale Services

- Broadband
- Equipment
- Voice
- IT Managed Services

Consumer Services

- Broadband
- Voice

Locations Served

- ~7,000 Fiber to the Home (FTTH) locations
- 13,500+ FiWi® locations
- 885+ Fiber fed commercial/ government buildings
- ~100K locations DSL available
- 95 markets served across 11 states
- 29 PoPs in 6 states

~600 customer centric employees across 19 states

Revenue Q3 2019 – Q3 2020 (millions)



Legacy Revenue
High Cost Support Revenue
Growth Revenue
Total
$59.1
$58.3
$58.3
$59.5
$60.5
$17.8
$16.5
$16.4
$16.3
$16.4
$36.4
$36.9
$37.0
$38.4
$39.2
$4.9
$4.9
$4.9
$4.9
$4.9
Q3 '19
Q4 '19
Q1 '20
Q2 ' 20
Q3 '20
Business and Wholesale
$38.7
$38.3
$38.8
$40.0
$40.9
$9.1
$8.1
$8.5
$8.5
$8.7
$29.6
$30.2
$30.3
$31.5
$32.2
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Consumer
$9.3
$9.2
$9.1
$9.2
$9.3
$2.6
$2.5
$2.4
$2.4
$2.3
$6.7
$6.7
$6.7
$6.8
$7.0
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Regulatory
$11.1
$10.8
$10.3
$10.3
$10.3
$6.2
$5.9
$5.4
$5.4
$5.4
$4.9
$4.9
$4.9
$4.9
$4.9
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20

Growth Revenues: Business broadband, Managed IT services, Equipment sales and installations, Wholesale broadband and Consumer broadband.
Legacy Revenues: Business voice and other, Wholesale voice and other, Consumer voice and other, and Access
High Cost Support: CAF II Revenues

Financial Highlights – Q3 2020 (millions)

Total Revenue


$227
$227
$232
$232
$237
$52
$51
$50
$44
$42
$38
$37
$37
$37
$37
$137
$139
$145
$151
$158
2016
2017
2018
2019
TTM
Business/Wholesale
Consumer
Regulatory

Adjusted EBITDA[1]


28.3%
Q3 '20
$16.6M
27.1%
26.0%
25.9%
25.3%
$58
$57
$60
$63
$67
2016
2017
2018
2019
TTM
Adj. EBITDA
Adj. EBITDA Margin

Total Net Debt and Leverage[2]


2.82x
3.15x
2.79x
2.71x
2.44x
$163
$177
$161
$154
$142
2016
2017
2018
2019
Q3 '20
Net Debt
Net Total Leverage

Total Capex[3]


13.6%
14.5%
16.3%
17.8%
15.6%
Q3 '20
$11.7M
$31
$33
$38
$41
$37
2016
2017
2018
2019
TTM
Capex
% of Revenue

(1) Reconciliations of non-GAAP measures to the nearest GAAP measures can be found in the Appendix. The company does not provide guidance for Net Income and Net Cash Provided By Operating Activities.
(2) Net Debt includes the addition of debt discounts and debt issuance costs to total debt, and subtracts only cash and cash equivalents. Net leverage is calculated based on current credit agreement.
(3) Capital expenditures less special projects

Reaffirmed and Updated 2020 Guidance (millions)

Total Revenue	Adjusted EBITDA[1] (non-GAAP)	Capital Expenditures[2]	Adjusted Free Cash Flow[1 2] (non-GAAP)
$232 - $237	$63 - $65	$37 - $39	$14 - $16
Reaffirmed	*Reaffirmed*	*Adjusted from $39 - $43*	*Increased from $8 - $10*

1 Reconciliations of non-GAAP measures to the nearest GAAP measures can be found in the Appendix. The company does not provide guidance for Net Income and Net Cash Provided By Operating Activities.

2 Excludes pre-funded projects.

Investing in our Future

Connecting the people and businesses of Alaska and beyond

- Deliver financial growth
  - Performance remains strong
  - Expect to be the high end of guidance

- Ongoing success
  - Completed upgrades to our subsea fiber
  - Remain on track with our other fiber initiatives: Network modernization; 5G build; FiWi expansion; Hybrid-cloud solutions and increased FTTH
  - Live with business transformation system
    - Enhancing the customer experience
    - Improving our operational efficiencies

- Macquarie Capital and GCM have the financial strength, expertise, and desire to support our growth initiatives.

Use of Non-GAAP Measures

The Company provides certain non-GAAP financial information, including Adjusted EBITDA, Adjusted Free Cash Flow and Net Debt. Adjusted EBITDA eliminates the effects of period to period changes in costs that are not directly attributable to the underlying performance of the Company's business operations and is used by Management and the Company's Board of Directors to evaluate current operating financial performance, analyze and evaluate strategic and operational decisions and better evaluate comparability between periods. Adjusted Free Cash Flow is used to assess the Company's ability to generate cash and plan for future operating and capital actions. Adjusted EBITDA and Adjusted Free Cash Flow are common measures utilized by our peers (other telecommunications companies) and we believe they provide useful information to investors and analysts about the Company's operating results, financial condition and cash flows. Net Debt provides Management and the Board of Directors with a measure of the Company's current leverage position.

Adjusted EBITDA is defined as net income (loss) before interest expense and income, loss on extinguishment of debt, depreciation and amortization, other income and expense, gain or loss on asset purchases or disposals, provision for income taxes, stock-based compensation, cash severance expense for the Company's former CEO and net loss attributable to noncontrolling interest.

Adjusted Free Cash Flow is a non-GAAP liquidity measure and is defined as Adjusted EBITDA, less recurring operating cash requirements which include capital expenditures, less cash income taxes refunded or paid, cash interest paid, amortization of GCI capacity revenue, cash severance expense for the Company's former CEO, and cash receipts and payments, deferred costs and amortized revenue and expense associated with certain prefunded special projects as defined in the 2019 Senior Credit Facility. Amortization of deferred revenue associated with our interconnection agreement with GCI is excluded from Adjusted Free Cash Flow because no cash was received by the Company in connection with this agreement. Amortization of all other deferred revenue, including that associated with other IRU capacity arrangements, is included in Adjusted Free Cash Flow because cash was received by the Company, typically at contract inception, and is being recognized as revenue over the term of the relevant agreement. Items associated with certain prefunded special projects as defined in the 2019 Senior Credit Facility are excluded from Adjusted Free Cash Flow primarily due to the magnitude and timing of the cash receipts relative to the subsequent recognition of revenue and expense.

The Company does not provide reconciliations of guidance for Adjusted EBITDA to Net Income, and Adjusted Free Cash Flow to Net Cash Provided by Operating Activities, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company does not forecast certain items required to develop the comparable GAAP financial measures. These items are charges and benefits for uncollectible accounts, certain other non-cash expenses, unusual items typically excluded from Adjusted EBITDA and Free Cash Flow, and changes in operating assets and liabilities (generally the most significant of these items, representing cash inflows of $12.4 million in the nine-month period of 2020).

Adjusted EBITDA and Adjusted Free Cash Flow are not GAAP measures and should not be considered a substitute for net income, net cash provided by operating activities, or net cash provided or used. Adjusted EBITDA as computed below is not consistent with the definition of Consolidated EBITDA referenced in our 2019 Senior Credit Facility, and other companies may not calculate Non-GAAP measures in the same manner we do.

The following tables provide the computation of Adjusted EBITDA and reconciliation to Net Income, and the computation of Adjusted Free Cash Flow and reconciliation to Net Cash Provided by Operating Activities for the three and nine month periods ended September 30, 2020 and 2019.

Reconciliation of Non-GAAP Measures
Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
Net income	$ 2,280	$ 1,999	$ 7,065	$ 2,208
Add (subtract):				
Interest expense	2,659	2,997	8,357	9,149
Loss on extinguishment of debt	-	-	-	2,830
Interest income	(13)	(121)	(156)	(291)
Depreciation and amortization	10,234	9,546	30,107	27,425
Other income, net	(33)	(192)	(447)	(192)
Loss on disposal of assets, net	23	198	123	101
Income tax expense	941	1,084	2,897	1,228
Stock-based compensation	500	277	1,218	766
Cash severance expense	-	-	-	1,595
Net loss attributable to noncontrolling interest	22	23	64	76
Adjusted EBITDA	$ 16,613	$ 15,811	$ 49,228	$ 44,895

Reconciliation of Non-GAAP Measures
Cash from Operating Activities to Adjusted Free Cash Flow

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Net cash provided by operating activities	$ 3,914	$ 14,287	$ 50,886	$ 42,620
Adjustments to reconcile net cash provided by operating activities to adjusted free cash flow:				
Capital expenditures excluding prefunded projects	(11,682)	(10,942)	(26,345)	(31,374)
Capital expenditures for prefunded projects	(2,846)	(182)	(6,595)	(182)
Milestone payments received for prefunded projects	2,500	5,285	14,280	5,285
Milestone payments made for prefunded projects	(8,250)	-	(8,250)	-
Deferred cost of sales for prefunded projects	175	-	350	-
Amortization of revenue for prefunded projects	(521)	-	(1,230)	-
Amortization of deferred capacity revenue	1,810	1,141	4,881	3,400
Amortization of GCI capacity revenue	(522)	(522)	(1,554)	(1,549)
Amortization of debt issuance costs and debt discount	(298)	(305)	(942)	(911)
Interest expense	2,659	2,997	8,357	9,149
Interest paid	(2,724)	(3,122)	(8,432)	(9,236)
Interest income	(13)	(121)	(156)	(291)
Deferred income tax expense	(940)	(1,396)	(2,890)	(1,534)
Income tax expense	941	1,084	2,897	1,228
Income taxes paid, net	(4)	-	(4)	(10)
Charge for uncollectible accounts	561	(307)	955	(275)
Amortization of ROU assets	(815)	(568)	(2,072)	(1,716)
Other income, net	(33)	(192)	(447)	(192)
Net loss attributable to noncontrolling interest	22	23	64	76
Other non-cash income (expense), net	33	192	99	(52)
Changes in operating assets and liabilities	8,772	(1,024)	(12,404)	(8,202)
Adjusted free cash flow	$ (7,261)	$ 6,328	$ 11,448	$ 6,234

Reconciliation of Non-GAAP Measures
Adjusted Free Cash Flow

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Adjusted EBITDA	$ 16,613	$ 15,811	$ 49,228	$ 44,895
Less:				
Capital expenditures excluding prefunded projects	(11,682)	(10,942)	(26,345)	(31,374)
Amortization of GCI capacity revenue	(522)	(522)	(1,554)	(1,549)
Cash severance expense	-	-	-	(1,595)
Income taxes paid, net	(4)	-	(4)	(10)
Interest paid	(2,724)	(3,122)	(8,432)	(9,236)
	1,681	1,225	12,893	1,131
Impact of prefunded projects:				
Capital expenditures for prefunded projects	(2,846)	(182)	(6,595)	(182)
Milestone payments received for prefunded projects	2,500	5,285	14,280	5,285
Milestone payments made for prefunded projects	(8,250)	-	(8,250)	-
Deferred cost of sales for prefunded projects	175	-	350	-
Amortization of revenue for prefunded projects	(521)	-	(1,230)	-
	(8,942)	5,103	(1,445)	5,103
Adjusted free cash flow*	$ (7,261)	$ 6,328	$ 11,448	$ 6,234